UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 29, 2025

CSG SYSTEMS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27512	47-0783182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Inverness Dr W, Ste 300, Englewood, CO		80112
(Address of Principal Executive Offices)		(Zip Code)
(303)
200-2000
(Registrant’s Telephone Number, Including Area Code)
Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSGS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 29, 2025, CSG Systems International, Inc, a Delaware corporation (the “Company”), NEC Corporation, a company incorporated under the laws of Japan (“Parent”), and Canvas Transaction Company, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.
The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and, subject to the terms of the Merger Agreement, resolved to recommend that the Company’s stockholders adopt the Merger Agreement.
On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock, $0.01 par value, of the Company (“Company Shares”) that is issued and outstanding immediately prior to the Effective Time (other than the Cancelled Shares and Dissenting Shares) will be converted into the right to receive $80.70 per share in cash (the “Merger Consideration”).
In addition, pursuant to the Merger Agreement, effective as of the Effective Time:

•
each outstanding restricted stock award that is vested as of immediately prior to the Effective Time (or that will vest solely as a result of the consummation of the transactions contemplated by the Merger Agreement, including, if the Effective Time occurs in 2026, restricted stock awards that would have completed their full vesting period and been settled in accordance with their terms in 2027) will be converted into the right to receive an amount in cash equal to the number of Company Shares underlying such award multiplied by the Merger Consideration, plus any applicable accrued and unpaid dividends, and become payable shortly following the Effective Time, and each other outstanding restricted stock award will be converted into a deferred cash award based on the number of Company Shares underlying such award multiplied by the Merger Consideration, plus any applicable accrued and unpaid dividends, and will vest and become payable on the original time-based vesting schedule, subject to substantially the same terms and conditions as the corresponding restricted stock award;

•
each outstanding performance-based or market-based restricted stock award (other than the CEO Award (as defined below)) that is vested as of immediately prior to the Effective Time (or that will vest solely as a result of the consummation of the transactions contemplated by the Merger Agreement, including, if the Effective Time occurs in 2026, performance-based or market-based restricted stock awards that would have completed their full vesting period and been settled in accordance with their terms in 2027) will be converted into the right to receive an amount in cash equal to the number of Company Shares underlying such award (with applicable performance metrics for uncompleted performance periods generally deemed achieved at the greater of target and actual performance as of the latest practical date prior to the Effective Time) multiplied by the Merger Consideration, plus any applicable accrued and unpaid dividends, and become payable shortly following the Effective Time, and each other outstanding performance-based or market-based restricted stock award (other than the CEO Award) will be converted into a deferred cash award based on the number of Company Shares underlying such award multiplied by the Merger Consideration (with applicable performance metrics for uncompleted performance periods deemed achieved at the greater of target and actual performance as of the latest practical date prior to the Effective Time), plus any applicable accrued and unpaid dividends, and will vest and become payable on the original time-based vesting schedule, subject to substantially the same other terms and conditions as the corresponding performance-based or market-based restricted stock award; and

•
the market-based restricted stock award granted to the Company’s Chief Executive Officer on December 10, 2024 (the “
CEO Award
”) will be converted into a deferred cash award based on the number of Company Shares underlying such award (with applicable performance metrics deemed achieved based on the Merger Consideration) multiplied by the Merger Consideration, plus any applicable accrued and unpaid dividends, and will vest and become payable on the original time-based vesting schedule, subject to substantially the same terms and conditions as the CEO Award.

In addition, pursuant to the Merger Agreement, equity awards that would have completed their full vesting period and been settled in accordance with their terms in 2026 will vest and settle on or prior to December 31, 2025, with any applicable performance-based vesting conditions deemed achieved based on actual performance as of the latest practical date.
If the Merger is consummated, the Company Shares will be delisted from the Nasdaq Global Select Market and deregistered under the Securities Exchange Act of 1934, as amended.
The Company, Parent and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) the Company will conduct its and each of its subsidiary’s business in the ordinary course of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) the Company will not engage in certain types of transactions or take certain actions outside the ordinary course during such period without the prior consent of Parent, (iii) the Company will cause a special meeting of the holders of Company Shares to be held to consider the adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, the Board will recommend that holders of Company Shares vote in favor of adopting the Merger Agreement. The Company has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit or knowingly encourage any inquiries with respect to certain alternative business combination transactions or (ii) subject to certain exceptions designed to allow the Board to fulfill its fiduciary duties to the Company’s stockholders, engage in any discussions concerning, or provide confidential information to, any person relating to certain alternative business combination transactions.
The Merger Agreement contains certain customary termination rights for the Company and Parent, including the Company’s right to terminate the Merger Agreement to accept a Superior Proposal subject to compliance with certain procedures specified in the Merger Agreement and Parent’s right to terminate the Merger Agreement upon (i) a Company Board Recommendation Change or (ii) the Company committing a Willful Breach of the covenant prohibiting solicitation of competing offers. Upon termination of the Merger Agreement under certain specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal or by Parent upon (i) a Company Board Recommendation Change or (ii) the Company committing a Willful Breach of the covenant prohibiting solicitation of competing offers, the Company will be required to pay Parent a termination fee of $82,000,000. Further, upon termination of the Merger Agreement under certain specified circumstances, including termination following an injunction arising in connection with certain antitrust and foreign investment laws, Parent will be required to pay the Company a termination fee of $135,000,000.
Subject to certain limitations, each of the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by the first anniversary of the date of the Merger Agreement (such date, as it may be extended, the “Termination Date”), provided, however, that (i) if, on such date, certain required regulatory approvals have not been satisfied but all other conditions to closing (other than conditions which by their nature are to be satisfied at the closing) have been satisfied or waived, either the Company or Parent may elect to extend the Termination Date by three months, for a maximum of four consecutive three-month periods in the aggregate by the Company and Parent, collectively. The right to terminate the Merger Agreement at the Termination Date will not be available to a party if the failure of the Merger to have been consummated on or before such date was principally caused by such party’s material breach of its representations, warranties, covenants or agreements under the Merger Agreement.
Consummation of the Merger is subject to certain customary conditions, including (i) the adoption of the Merger Agreement and approval of the Merger by the holders of a majority of the outstanding Company Shares, (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger under certain other applicable antitrust and foreign investment regimes and certain Money Transmitter Laws, (iv) no Company Material Adverse Effect having occurred, (vi) compliance in all material respects on the part of the other party’s covenants under the Merger Agreement and (vii) the accuracy of the other party’s representations and warranties, subject to certain standards set forth in the Merger Agreement.
The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form
8-K
is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 29, 2025, by and among CSG Systems International, Inc., NEC Corporation and Canvas Transaction Company, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements
This Form
8-K
contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the Merger, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”). You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.
Additional Information and Where to Find It
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of the Company by Parent. In connection with this proposed acquisition, the Company plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

Participants in Solicitation
The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with
the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Proxy Statement on Schedule 14A for its 2025 annual meeting of stockholders (the “2025 Proxy”), which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSG SYSTEMS INTERNATIONAL, INC.

Date: October 29, 2025	By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Chief Legal Officer